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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):     May 31, 2002
                                                      ------------

                                   Alloy, Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                  0-26023                   04-3310676
---------------------        ------------------         --------------------
   (State or other              (Commission                (IRS Employer
   jurisdiction of              File Number)             Identification No.)
    incorporation)


151 West 26Th Street, 11Th Floor, New York, Ny                   10001
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  (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:    (212) 244-4307
                                                        -------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 4.   CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS.

         On May 31, 2002, we reported that we determined to dismiss Arthur Andersen LLP ("Arthur Andersen") as our independent auditors, subsequent to their review of our quarterly financial information related to our first fiscal quarter, and engage KPMG LLP ("KPMG") to serve as our independent auditors, as of May 31, 2002, for our fiscal year ended January 31, 2003. This determination was approved by our Board of Directors, based on the recommendation of our Audit Committee.

         As previously reported and subsequent to its dismissal on May 31, 2002, Arthur Andersen conducted a review of our quarterly financial information related to our first fiscal quarter. Such review was completed on June 3, 2002. Accordingly, effective as of the close of business on June 3, 2002, Arthur Anderson no longer provided any services as our principal independent auditor.

         During our two most recent fiscal years and the subsequent interim period through June 3, 2002, there was no disagreement with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         The audit reports of Arthur Andersen on our consolidated financial statements as of and for our two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor was either of such audit reports qualified or modified as to uncertainty, audit scope or accounting principles.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within our two most recent fiscal years and the subsequent interim period through June 3, 2002.

         During our two most recent fiscal years, and the subsequent interim period through June 3, 2002, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         We have attempted to provide Arthur Andersen with a copy of foregoing disclosures and have requested Arthur Andersen to furnish us with a letter stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree, as required by Item 304(a)(3) of Regulation S-K. We have been unable to obtain, after reasonable efforts, such letter from Arthur Andersen and have determined that we cannot provide such letter without unreasonable effort.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.  Not applicable.

(c)      EXHIBITS.  Not available, as disclosed above in Item 4.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALLOY, INC.
                                          (Registrant)


Date:  July 19, 2002                      By: /s/ Samuel A. Gradess
                                              ---------------------------------
                                               Name: Samuel A. Gradess
                                               Title: Chief Financial Officer




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